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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 30, 2003


        CWMBS, INC., (as depositor under the Trust Agreement, dated as of December 26, 2003, providing for the issuance of the
             Alternative Loan Trust Resecuritization 2003-23T2R,
        Resecuritization Pass-Through Certificates, Series 2003-61R).

                                 CWMBS, INC.
                                 -----------
            (Exact name of registrant as specified in its charter)

     Delaware                         333-103821           95-4449516
------------------------------        ----------           ----------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                    91302
---------------------                                  ---------
(Address of Principal                                  (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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


Item 5.  Other Events.
         ------------

On December 30, 2003, CWMBS, Inc. (the "Company") entered into a Trust Agreement dated as of December 26, 2003 (the "Trust Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Resecuritization Certificates, Series 2003-61R. The Trust Agreement is annexed hereto as
Exhibit 99.1.


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


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Trust Agreement, dated as of December 26, 2003, by and among the Company, Seller, Master Servicer and the Trustee.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CWMBS, INC.



                                    By: /s/ Darren Bigby
                                        ----------------------------
                                      Darren Bigby
                                      Vice President



Dated:  January 29, 2004


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                                 Exhibit Index
                                 -------------



Exhibit                                                            Page
-------                                                            ----

99.1.     Trust Agreement, dated as of
          December 26, 2003, by
          and among, the Company, Seller,
          Master Servicer and the Trustee.                            6


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